SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2007

HOSTING SITE NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-73004	13-4122844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Poplar Place
Fanwood, New Jersey	07023
(Address of principal executive offices)	(Zip Code)

(973) 652-6333
(Registrant’s telephone number, including area code)
________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Most & Company, LLP (“Mostco”) was appointed as our principal independent accountants on December 10, 2003 and in such capacity audited our financial statements for the fiscal years ended September 30, 2003, 2004, 2005 and 2006 and prepared audit reports on such financial statements. On May 8, 2007 we were advised by Mostco that Mostco had combined its practice with and into Raich Ende Malter & Co. LLP (“Raich Ende”). Mostco has therefore effectively resigned as our principal independent accountants. On May 8, 2007 we engaged Raich Ende as our principal independent accountant for the fiscal year ending September 30, 2007. The resignation of Mostco and appointment of Raich Ende was approved by our board of directors.

The reports of Mostco on our financial statements for the years ended September 30, 2006 and 2005 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits for the fiscal years ended September 30, 2006 and 2005 and during the subsequent interim period through May 8, 2007, there were no disagreements between us and Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Mostco to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audit of the fiscal years ended September 30, 2006 and 2005 and during the subsequent interim period through May 8, 2007, Mostco did not advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist;

•
information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

•
there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report; or

•
information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

Prior to the engagement of Raich Ende we had no consultations or discussions with Raich Ende regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered by them on or financial statements. Further, prior to their engagement, we received no oral or written advice from Raich Ende of any kind.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Report are as follows:

Exhibit 16.1 Letter from Most & Company, LLP regarding confirmation of our assertions on Changes in Registrant's Certifying Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTING SITE NETWORK, INC.

Dated: May 10, 2007	By:	/s/ Scott Vicari
Name: Scott Vicari
Title: President and Chief Executive Officer